SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 3, 2007

HENNESSY ADVISORS, INC.
(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

7250 Redwood Blvd., Suite 200
Novato, California	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:                (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

        Hennessy Advisors, Inc. announced today it is creating a new Large Cap Growth Fund and a new non-registered private hedge fund. The text of the press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press release.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.
(registrant)
May 3, 2007	By: /s/ Neil J. Hennessy
Neil J. Hennessy
President and CEO

EXHIBIT INDEX

No.	Description of Exhibit
99.1	Press release.

4